SEI INSTITUTIONAL MANAGED TRUST

Small Cap Fund
Small Cap Growth Fund
(the "Funds")

Supplement Dated February 26, 2025
to the Class F Shares Prospectus, Class I Shares Prospectus and Class Y Shares Prospectus, dated January 31, 2025
(the "Prospectuses") and Statement of Additional Information, dated January 31, 2025 ("SAI")

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with such Prospectuses and SAI.

Change in Sub-Adviser Name for the Funds

EAM Investors, LLC ("EAM Investors"), which serves as a sub-adviser to the Funds, changed its name to The Informed Momentum Company LLC. Therefore, all references to "EAM Investors, LLC" are hereby deleted and replaced with "The Informed Momentum Company LLC" and all abbreviations for "EAM Investors" are hereby deleted and replaced with "IMC" in the appropriate alphabetical order thereof.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1588 (02/25)